UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2005


                                 Polypore, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                                       57-1006871
          --------                                       ----------
 (State or other jurisdiction                (IRS Employer Identification No.)
     of incorporation)


              13800 South Lakes Drive, Charlotte, NC        28273
             -------------------------------------------  --------
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (704) 587-8409
                                                           ---------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

     Effective as of June 15, 2005, Polypore, Inc. (the "Company") entered into a Second Amendment to its Credit Agreement, dated as of May 13, 2004, as amended (the "Credit Agreement"), by and among the Company, PP Holdings Corporation, the Lenders (as defined therein) from time to time parties thereto, General Electric Capital Corporation, Lehman Commercial Paper Inc. and UBS Securities LLC, as co-documentation agents, Bear Stearns Corporate Lending Inc., as syndication agent, and JP Morgan Chase Bank, N.A., as administrative agent (the "Amendment"). The Company entered into the Amendment in connection with the Company's decision to expand its presence and market capabilities in Asia, in part by transferring certain assets from Europe and the United States to its facilities in Thailand and China (the "Restructuring Transactions"). The Amendment makes certain technical changes to the Credit Agreement to exclude the Restructuring Transactions from the assets sale, investment and merger covenants, the maximum leverage ratio and minimum interest coverage ratio covenants and the assets sale and excess cash flow mandatory prepayment provisions of the Credit Agreement. In addition, the Amendment changes the definition of Consolidated EBITDA to exclude up to $8 million in cash charges and $15 million in total costs associated with the Restructuring Transactions. All other material terms of and conditions in the Credit Agreement remain the same.

Item 8.01.  Other Events.

On June 16, 2005, the Company issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing the Restructuring Transactions.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

    The following exhibit is filed as part of this report:

      Exhibit #        Description
      ---------        ---------------------------------------------------------
        99.1           Press release issued by the Company on June 16, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            POLYPORE, INC.

                                                /s/ Lynn Amos
Date: June 20, 2005                         By: --------------------------------
                                                Name:   Lynn Amos
                                                Title:  Chief Financial Officer



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                                INDEX TO EXHIBIT

   Exhibit #    Description
-------------   -------------
      99.1      Press release issued by the Company on June 16, 2005